CAMILLA BANKING GROUP                                                                                   Loan Number     6511033
                                                                                                                   ------------
                                                                  Albany Bank & Trust                   Date           11/12/03
                                                                                                            -------------------
P.O. Box 271                                                      2815 Meredyth Drive                   Maturity Date   7/09/04
                                                                                                                     ----------
                                                                 Albany, GA  31708-1269                 Loan Amount $500,300.00
                                                                                                                   ------------
CAMILLA, GA  31730-0000                                                                                 Renewal Of
                                                                                                                  -------------
            BORROWER'S NAME AND ADDRESS                         LENDER'S NAME AND ADDRESS                      DCG/CRB
"I" includes borrower above, jointly and severally  "You" means the lender, its successors and assigns

For  value  received,  I  promise  to pay to you, or your order, at your address
listed above the PRINCIPAL sum of         FIVE HUNDRED THOUSAND THREE
                                 -----------------------------------------------
         HUNDRED AND NO/100     dollars, $     500,300.00     .
--------------------------------          --------------------

[ ] SINGLE ADVANCE:  I will receive all of this principal sum on          .  No
                                                                ----------
    additional advances are contemplated under this note.
[X] MULTIPLE ADVANCE:  The principal sum shown above is the maximum amount of
    principal I can borrow under this note.  On         11/12/03        I will
                                               ------------------------
    receive the amount of $                and future principal advances are
                           ----------------
    contemplated.
    CONDITIONS:  The conditions for future advances are:    UPON REQUESTS
                                                        -----------------------
    ---------------------------------------------------------------------------.
    [ ] OPEN END CREDIT:  You and I agree that I may borrow up to the maximum principal sum more than one time.  This feature is subject to all
             other conditions and expires on                                   .
                                            -----------------------------------
    [X] CLOSED END CREDIT: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST:  I agree to pay interest on the outstanding principal balance from
                  11/12/03      at the rate of 4.250% per year until
              -----------------                -----                ------------
                              FIRST RATE CHANGE                   .
              ----------------------------------------------------
[X] VARIABLE RATE:  This rate may then change as stated below.
    [X] INDEX RATE:  The future rate will be     .250% PLUS      the following
                                            ---------------------
             index rate: WALL STREET JOURNAL PRIME
                         -------------------------
    [ ] NO INDEX:  The future rate will not be subject to any internal or external index, it will be entirely in your control.
    [X] FREQUENCY AND TIMING:  the rate on this note may change as often as
             DAILY                         .
             ------------------------------
             A change in the interest rate will take effect   ON THE SAME DAY  .
                                                           --------------------
    [X] LIMITATIONS:  During the term of this loan, the applicable annual
             interest rate will not be more than               % or less than
                                                ---------------              ---
             4.250       %.  The rate may not change more than     % each      .
             ------------                                     -----      ------
     EFFECT OF VARIABLE RATE:  A  change  in  the  interest  rate  will have the following effect on payments:
     [X] The amount of each scheduled payment will change. [ ] The amount of the final payment will change.
     [ ]                                                                       .
        -----------------------------------------------------------------------

ACCRUAL METHOD:  Interest will be calculated on a(n)     ACTUAL/360      basis.
                                                    ---------------------

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
    [X] on the same fixed or variable rate basis in effect before maturity (as indicated above).
    [ ] at a rate equal to                                                     .
                          -----------------------------------------------------

[X] LATE CHARGE:  If a payment is made more than  10  days after it is due, I
                                                ------
agree to pay a late charge of      5% OF PAYMENT AMOUNT                        .
                             --------------------------------------------------

[ ] ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in principal amount  above:
                                                                               .
          ---------------------------------------------------------------------

PAYMENTS:  I agree to pay this note as follows:
[X] INTEREST:  I agree to pay accrued interest     AT MATURITY                 .
                                              ---------------------------------
[X] PRINCIPAL:  I agree to pay the principal     AT MATURITY                   .
                                            -----------------------------------
[ ] INSTALLMENTS:  I agree to  pay  this  note in   payments.  The first payment
                                                 ---
    will be in the amount of $                and will be due                  .
                              ----------------               ------------------
    A payment of $               will be due                         thereafter.
                  ---------------           -------------------------
    The final payment of the entire  unpaid balance  of  principal  and interest
    will be due                                                                .
               ----------------------------------------------------------------

PURPOSE:  The purposes of this loan is        FOR WORKING CAPITAL FOR
                                      ------------------------------------------
                         START UP BANK                                         .
-------------------------------------------------------------------------------

ADDITIONAL TERMS:
    COLLATERAL SECURING OTHER LOANS WITH YOU SHALL ALSO SECURE THIS LOAN. I UNDERSTAND THAT EVEN AFTER THIS NOTE HAS BEEN FULLY PAID, YOU MAY RETAIN ANY SECURITY INTEREST I HAVE GIVEN YOU TO PROTECT YOU FROM MY FAILURE TO PAY ANY OTHER DEBT I MAY OWE YOU.

                                    SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds, and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; and rights and claims arising from the Property; and any collections and distributions on account of the Property.
[ ] ACCOUNTS AND OTHER RIGHTS TO PAYMENT: All rights to payment, whether or not earned by performances, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which I have by law or agreement against any account debtor or obligor.
[ ] INVENTORY: All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.
[ ] EQUIPMENT: All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule I give to you, but such a list is not necessary to create a valid security interest in all of my equipment.
[ ] INSTRUMENTS AND CHATTEL PAPER: All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.
[ ] GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use my name.
[ ] DOCUMENTS: All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.
[ ] FARM PRODUCTS AND SUPPLIES: All farm products including, but not limited to, poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operatives.
[ ] GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conversation reserve payments under any preexisting, current, or future federal or state government program.
[ ] INVESTMENT PROPERTY: All investment property including, but not limited to, certificate securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.
[ ] DEPOSIT ACCOUNTS: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.
[X] SPECIFIC PROPERTY DESCRIPTION: The Property includes, but not limited by, the following:

          UNSECURED
          SEE PERSONAL GUARANTIES FROM CHARLES M. JONES III, TAYLOR D. BANKSTON, JOE BOSTICK JR., ROBERT LEE BOSTICK, MICHAEL G. BRIGGS, TOM PINSON, BRENT WALDEN COLLINS, WILLIAM JERRY KENNEDY, LAWRENCE B. WILLSON, ROBERT W. HUTSON III, MARK BRIGGS, PHYLLIS P. HYDRICK, LEE H. WILLIAMS & DONALD R. ANDERSON DATED 11/12/03.


If applicable, enter real estate description and record owner information:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Property  will  be used for a [ ] personal [X] business [ ] agricultural [ ]
                                   purposes,  Borrower/Owner  State  of
-----------------------------------
organization/registration (if applicable)                                      .
                                         --------------------------------------


                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about his security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.
NAME AND LOCATION - My name indicated on page 1 is my exact legal name. If I am an individual, my address is my principal residence. If I am not an individual, my address is the location of my chief executive offices or sole place of business. If I am an entity organized and registered under state law, my address is located in the state in which I am registered, unless otherwise indicated on page 2. I will provide verification of registration and location upon your request. I will provide you with at least 30 days notice prior to any change in my name, address, or state of organization or registration.
OWNERSHIP  AND  DUTIES  TOWARD  PROPERTY  -  I  represent  that I own all of the
Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position. I will not use the Property for a purpose that will violate any laws or subject the Property to forfeiture or seizure.
     I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.
     I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.
     I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.
     You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred; or (2) there is a change in either the identity or number of members of a partnership; or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.
     I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I immediately inform you of any loss or damage to the Property.
     If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your rights under the law or this security agreement.
PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order in which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral security the loan and all extensions, renewals, consolidations and refinancing of such loan.
PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.
INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loan payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the sate where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.
WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so. You may exercise my rights with respect to obligations of any account debtors, or other persons obligated on the Property, to pay or perform, and you may enforce any security interest that secures such obligations.
     If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.
     If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement, with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.
     If this agreement covers chattel paper or instruments, either as original collateral or proceeds of the Property, I will note your interest on the face of the chattel paper or instruments.
REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1.
PERFECTION OF SECURITY INTEREST - I authorize you to file a financing statement coveting the Property. I will comply with, facilitate, and otherwise assist you in connection with obtaining possession of or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code.

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW - The law of the state of Georgia will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this Agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this Agreement.
PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is pad in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is applied to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.
INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.
POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.
MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed-end credit, repaying a part of the principal will not entitle me to additional credit.
SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you. "Right to receive money from you" means:
     (1)  any  deposit  account  balance  I  have  with  you;
     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
     (3)  any  repurchase  agreement  or  other  nondeposit  obligation.
     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you property accelerate under this note.
     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES - If I am in default of this note you have, but are not limited to, the following remedies:
     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
     (4) You may refuse to make advances to me or allow purchases on credit by me.
     (5)  You  may  use  any  remedy  you  have  under  state  or  federal  law.
     (6) You may make use of any remedy given to you in any agreement securing this note.
     By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of costs if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee, not to exceed 15 percent of the principal and interest then owed, you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.
WAIVER - I give up my rights to require you to do certain things. I will not require you to:
     (1)  demand  payment  of  amounts  due  (presentment):
     (2)  obtain  official  certification  of  nonpayment  (protest);
     (3)  give  notice that amounts due have not been paid (notice of dishonor);
          or
     (4) give me notice prior to seizure of my personal property when you are seeking to foreclose a secured interest in any of my personal property used to secure a commercial transaction.
     I waive any defenses I have based on suretyship or impairment of collateral.
OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will assign my obligation under this agreement without your prior written approval.
FINANCIAL INFORMATION - I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

SIGNATURES AND SEALS: IN WITNESS WHEREOF, I HAVE SIGNED MY NAME AND AFFIXED MY SEAL ON THIS 12TH DAY OF November, 2003. BY DOING SO, I AGREE TO THE TERMS OF
               ----        --------- ----
THIS NOTE (INCLUDING THOSE ON PAGES 1 AND 2). I HAVE RECEIVED A COPY ON TODAY'S DATE.
                              CAMILLA BANKING GROUP
                                   #65-1165498


     /s/  Joe Bostick, Jr.          (SEAL)                                (SEAL)
------------------------------------      --------------------------------
  JOE BOSTICK JR            PARTNER

     /s/  Taylor D. Bankston        (SEAL)                                (SEAL)
------------------------------------      --------------------------------
  TAYLOR D. BANKSTON        PARTNER

                                    (SEAL)                                (SEAL)
------------------------------------      --------------------------------

SIGNATURE  FOR  LENDER:
                       ---------------------------------------------------------



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